EXHIBIT 99.1
Saga Communications, Inc.
Reports 2nd Quarter 2009 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – August 6, 2009 – Saga Communications, Inc. (NYSE Amex-SGA) today reported that 2nd quarter 2009 free cash flow increased 1.2% to $6.0 million compared to $5.9 million for the same period last year. Net operating revenue decreased 15.3% from the comparable period in 2008 to $31.6 million and operating income decreased to $6.2 million. Net income was $2.7 million ($.63 per fully diluted share) for the quarter ended June 30, 2009 compared to $3.5 million ($.70 per fully diluted share) for the comparable period in 2008. For the same period, station operating expense decreased $4.0 million to $23.3 million (station operating expense includes depreciation and amortization attributable to the stations). A large part of the decrease in station operating expense was a result of our cost reduction initiatives. This helped to reduce the impact that the decline in net operating revenue had on our operating results. On a same station basis for the quarter, net operating revenue decreased 16.3% to $31.3 million, operating income was $6.0 million and station operating expense decreased $4.1 million to $23.1 million.
For the six month period ended June 30, 2009, free cash flow decreased $653 thousand to $6.9 million. Net operating revenue decreased 16.1% from the comparable period in 2008 to $57.8 million and operating income was $6.3 million. Net income was $2.3 million ($.55 per fully diluted share) compared to $4.4 million ($.88 per fully diluted share) for the comparable period in 2008. For the same period, station operating expense decreased $5.4 million to $47.2 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the six months, net operating revenue decreased 17.0% to $57.2 million, operating income was $6.1 million and station operating expense decreased $5.8 million to $46.9 million.
All share and per share information has been adjusted for the Company’s January 28, 2009 1-for-4 reverse stock split.

Capital expenditures in the second quarter of 2009 were $1.5 million. For the six months, capital expenditures were $2.6 million. Currently we expect capital expenditures for the year to be approximately $3.5 – $4.0 million.
The attached Selected Supplemental Financial Data table discloses “as reported” and “same station” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s second quarter 2009 results conference call will be on Thursday, August 6, 2009 at 2:00 PM EDT. The dial in number for domestic and international calls is 612/332-0107. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 105208. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 PM EDT on August 6, 2009 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Six Months Ended
June 30, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Operating Results
Net operating revenue	$31,637	$37,342	$57,761	$68,874
Station operating expense	23,295	27,246	47,235	52,667
Corporate general and administrative	2,158	2,574	4,225	5,126
Gain on asset exchange	—	(224)	—	(224)

Operating income	6,184	7,746	6,301	11,305
Interest expense	1,430	1,876	2,203	3,871
Other expense (income), net	(28)	7	(32)	27

Income before income tax	4,782	5,863	4,130	7,407
Income tax expense	2,108	2,403	1,818	3,037

Net income	$2,674	$3,460	$2,312	$4,370

Earnings per share
Basic	$0.63	$0.70	$0.55	$0.88

Diluted	$0.63	$0.70	$0.55	$0.88

Weighted average common shares	4,226	4,950	4,192	4,983
Weighted average common shares and common shares equivalents	4,227	4,951	4,193	4,984

Free Cash Flow
Net income	$2,674	$3,460	$2,312	$4,370
Plus: Depreciation and amortization:
Station	2,180	2,196	4,377	4,153
Corporate	48	53	109	106
Deferred tax provision	2,253	1,524	2,038	1,926
Non-cash compensation	343	354	670	720
Gain on asset exchange	—	(224)	—	(224)
Other expense (income), net	(28)	7	(32)	27
Less: Capital expenditures	(1,509)	(1,479)	(2,574)	(3,525)

Free cash flow	$5,961	$5,891	$6,900	$7,553

Balance Sheet Data
Working capital			$11,682	$22,936
Net fixed assets			71,508	75,846
Net intangible assets and other assets			113,687	228,975
Total assets			223,982	344,392
Long-term debt (including current portion of $13,428 and $1,061, respectively)			133,428	134,411
Stockholders’ equity			68,275	151,381

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
June 30, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Consolidated
Net operating revenue	$31,637	$37,342	$31,253	$37,342
Station operating expense	23,295	27,246	23,123	27,246
Corporate general and administrative	2,158	2,574	2,158	2,574
Gain on asset exchange	—	(224)	—	(224)

Operating income	6,184	7,746	$5,972	$7,746
Interest expense	1,430	1,876
Other expense (income), net	(28)	7
Income tax expense	2,108	2,403

Net income	$2,674	$3,460

Earnings per share:
Basic	$0.63	$0.70

Diluted	$0.63	$0.70

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Radio Segment
Net operating revenue	$27,530	$32,629	$27,146	$32,629
Station operating expense	19,694	23,398	19,522	23,398

Operating income	$7,836	$9,231	$7,624	$9,231

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Television Segment
Net operating revenue	$4,107	$4,713	$4,107	$4,713
Station operating expense	3,601	3,848	3,601	3,848
Gain on asset exchange	—	(224)	—	(224)

Operating income	$506	$1,089	$506	$1,089

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Depreciation and amortization by segment
Radio Segment	$1,516	$1,591	$1,510	$1,591
Television Segment	664	605	664	605
Corporate and Other	48	53	48	53

	$2,228	$2,249	$2,222	$2,249

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Six Months Ended
June 30, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Consolidated
Net operating revenue	$57,761	$68,874	$57,189	$68,874
Station operating expense	47,235	52,667	46,914	52,667
Corporate general and administrative	4,225	5,126	4,225	5,126
Gain on asset exchange	—	(224)	—	(224)

Operating income	6,301	11,305	$6,050	$11,305
Interest expense	2,203	3,871
Other expense (income), net	(32)	27
Income tax expense	1,818	3,037

Net income	$2,312	$4,370

Earnings per share:
Basic	$0.55	$0.88

Diluted	$0.55	$0.88

	As-Reported		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Radio Segment
Net operating revenue	$50,227	$60,010	$49,655	$60,010
Station operating expense	40,011	45,311	39,690	45,311

Operating income	$10,216	$14,699	$9,965	$14,699

	As-Reported		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Television Segment
Net operating revenue	$7,534	$8,864	$7,534	$8,864
Station operating expense	7,224	7,356	7,224	7,356
Gain on asset exchange	—	(224)	—	(224)

Operating income	$310	$1,732	$310	$1,732

	As-Reported		Same Station
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Depreciation and amortization by segment
Radio Segment	$3,047	$3,153	$3,035	$3,153
Television Segment	1,330	1,000	1,330	1,000
Corporate and Other	109	106	109	106

	$4,486	$4,259	$4,474	$4,259

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
June 30, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2009	Period	2009	2008	Period	2008

Consolidated
Net operating revenue	$31,637	$(384)	$31,253	$37,342	—	$37,342
Station operating expense	23,295	(172)	23,123	27,246	—	27,246
Corporate general and administrative	2,158	—	2,158	2,574	—	2,574
Gain on asset exchange	—	—	—	(224)	—	(224)

Operating income	$6,184	$(212)	$5,972	$7,746	—	$7,746

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2009	Period	2009	2008	Period	2008

Radio Segment
Net operating revenue	$27,530	$(384)	$27,146	$32,629	—	$32,629
Station operating expense	19,694	(172)	19,522	23,398	—	23,398

Operating income	$7,836	$(212)	$7,624	$9,231	—	$9,231

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2009	Period	2009	2008	Period	2008
Television Segment
Net operating revenue	$4,107	—	$4,107	$4,713	—	$4,713
Station operating expense	3,601	—	3,601	3,848	—	3,848
Gain on asset exchange	—	—	—	(224)	—	(224)

Operating income	$506	—	$506	$1,089	—	$1,089

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Six Months Ended
June 30, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2009	Period	2009	2008	Period	2008

Consolidated
Net operating revenue	$57,761	$(572)	$57,189	$68,874	—	$68,874
Station operating expense	47,235	(321)	46,914	52,667	—	52,667
Corporate general and administrative	4,225	—	4,225	5,126	—	5,126
Gain on asset exchange	—	—	—	(224)	—	(224)

Operating income	$6,301	$(251)	$6,050	$11,305	—	$11,305

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2009	Period	2009	2008	Period	2008

Radio Segment
Net operating revenue	$50,227	$(572)	$49,655	$60,010	—	$60,010
Station operating expense	40,011	(321)	39,690	45,311	—	45,311

Operating income	$10,216	$(251)	$9,965	$14,699	—	$14,699

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2009	Period	2009	2008	Period	2008

Television Segment
Net operating revenue	$7,534	—	$7,534	$8,864	—	$8,864
Station operating expense	7,224	—	7,224	7,356	—	7,356
Gain on asset exchange	—	—	—	(224)	—	(224)

Operating income	$310	—	$310	$1,732	—	$1,732